UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2022

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	85-1792291 (IRS Employer Identification No.)

150 Pierce Rd., Itasca, IL 60143
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 871-6408

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	KFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02    Results of Operations and Financial Condition.

On February 28, 2022, Kingsway Financial Services Inc. (the “Company”) issued a press release regarding its financial results for the twelve month period ended December 31, 2021 and announcing the availability of a letter to its shareholders (the “Letter”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K provided under this Item 2.02 and Exhibit 99.1 attached hereto is being furnished to, and shall not be deemed “filed” with, the U.S. Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 7.01          Regulation FD Disclosure.

As stated above, on February 28, 2022, Kingsway Financial Services Inc. (the “Company”) issued a press release announcing the availability of the Letter. A copy of the Letter is furnished as Exhibit 99.2 to this Current Report on Form 8-K. A copy of the Letter can also be found on the Company’s website at http://bit.ly/kfs2021.

The information in this Current Report on Form 8-K provided under this Item 7.01 and Exhibit 99.1 and Exhibit 99.2 attached hereto is being furnished to, and shall not be deemed “filed” with, the U.S. Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

This Current Report on Form 8-K and all exhibits attached hereto include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expects,” “believes,” “anticipates,” “intends,” “estimates,” “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements; however, the absence of any such words does not mean that a statement is a not a forward-looking statement. Such forward-looking statements relate to future events or future performance, but reflect Kingsway management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements, including as a result of the COVID 19 pandemic. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K and subsequent Form 10-Qs and Form 8-Ks filed with the Securities and Exchange Commission. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
ITEM 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.    Exhibit Description

99.1    Press Release titled “Kingsway Reports Full Year 2021 Results – Publishes Annual Shareholder Letter”
99.2    Annual Letter to Shareholders of Kingsway Financial Services Inc., dated February 28, 2022
104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

February 28, 2022	By:	/s/ Kent A. Hansen
Kent A. Hansen, Chief Financial Officer